MERRILL LYNCH
STRATEGIC
DIVIDEND FUND








FUND LOGO








Quarterly Report

April 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH STRATEGIC DIVIDEND FUND


Security
Representation as a
Percentage of
Equities as of
April 30, 1997


A pie graph depicting security representation as a percentage of equities as of April 30, 1997

Financial Services                         18.4%
Energy                                     15.4%
Utilities                                  27.5%
Basic Industries                            6.2%
Capital Goods                              15.0%
Consumer                                   17.5%

US Common Stock
Investments as of
April 30, 1997

                                                        S&P
                                           Fund         500*

Average Capitalization (in billions)      $27.6       $45.7
Price/Book Value                            2.3         3.2
Price/Earnings Ratio**                     15.2        20.3
Yield Based on Current Dividend             3.5%        1.9%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on trailing 12-month earnings.



DEAR SHAREHOLDER


Stock and bond market turbulence increased during the three-month period ended April 30, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board (FRB) would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by FRB Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets.

On the international front, although the FRB's action triggered some weakness in the US dollar, the US dollar subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
For the three months ended April 30, 1997, total returns for the Fund's Class A, Class B, Class C and Class D Shares were +2.14%, +1.86%, +1.86% and +2.07%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4--6 of this report to shareholders.) The Fund's Class A Shares modestly underperformed the +2.38% total return of the unmanaged Standard & Poor's 500 Index (S&P 500).

The Fund's investment objective is to seek long-term total returns by investing primarily in dividend-paying common stocks. In the April quarter, the Fund's returns outperformed the +1.2% total return for an unmanaged portfolio of the 200 highest-yielding stocks in the S&P 500. Over 90% of the Fund's net assets were invested in common stocks that had dividend yields above the 1.9% yield of the S&P 500. At quarter-end, the gross dividend yield on the Fund's stock holdings was 3.5%, nearly double that of the S&P 500, and above the 3.3% average dividend yield for the 200 highest-yielding stocks in the S&P 500.

During the April quarter, the best performance relative to the overall market was among stocks whose yields ranged between 1.4%-- 2.1%. These stocks represented about 15.6% of the Fund's net assets. The worst performance relative to the market was in the top 100 yield stocks of the S&P 500. These stocks had yields ranging between 2.85%--9.11% and represented 66% of the Fund's net assets. As a result, the Fund's heaviest investment exposure continued to be in the three highest-yielding sectors of the S&P 500--utilities, financials and energy--which together accounted for about 56% of net assets and had an average yield of 4.4%. The Fund benefited from its investments in financial stocks, which accounted for 17% of net assets. The 25% of net assets invested in utility stocks--electrics, natural gas and telecommunications--and our 14% exposure to energy stocks, hurt performance. However, these latter three sectors continued to be among some of the Fund's best-performing individual investments, specifically, Exxon Corp., Great Western Financial Corp., IPALCO Enterprises, Inc., Mellon Bank Corp. and Sprint Corp.

During the quarter ended April 30, 1997, we initiated a new investment in one stock, eliminated three from the portfolio, and reduced positions in three companies. Our single new purchase was the shares of KN Energy, Inc., a fully integrated natural gas company engaged in all aspects of that business: development, processing, marketing, transportation and local distribution. The bulk of the company's revenues and profits is derived from the gathering, processing and marketing services businesses. KN Energy's retail distribution operations are located in four Central states where the company also operates an extensive intrastate pipeline system. The company's earnings are expected to grow at a rate in the mid-teens over the next several years as the benefits of a recent acquisition begin to contribute. With the shares attractively valued on a price/ earnings and price/cash flow basis and offering a generous dividend yield, we believe the stock offers attractive total return prospects.

We eliminated our investments in Great Western Financial Corporation, IPALCO Enterprises, Inc. and Sprint Corp., realizing substantial capital gains after all three stocks appreciated significantly in the April quarter and reached our price targets. We also took partial capital gains in our holdings in Beneficial Corp., Lincoln National Corp. and J.P. Morgan & Co., Inc. As a result, our cash reserves during the quarter ended April 30, 1997 increased to nearly 9% of net assets, a level which we believe offers some protection if the market declines, as well as an available source of funding for new, attractively valued investments when those opportunities are available.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Walter D. Rogers)
Walter D. Rogers
Vice President and
Portfolio Manager

May 22, 1997



PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1995                               10.70         12.22         1.309            0.463            +32.08
1996                               12.22         12.68         1.232            0.527            +19.08
1/1/97--4/30/97                    12.68         13.28          --              0.086            + 5.44
                                                              ------           ------
                                                        Total $4.922     Total $4.466

                                                         Cumulative total return as of 4/30/97: +168.83%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1995                               10.71         12.24         1.309            0.330            +30.73
1996                               12.24         12.69         1.232            0.391            +17.71
1/1/97--4/30/97                    12.69         13.29          --              0.051            + 5.15
                                                              ------           ------
                                                        Total $5.048     Total $3.761

                                                         Cumulative total return as of 4/30/97: +176.55%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1995                               10.69         12.17         1.309            0.358            +30.59
1996                               12.17         12.61         1.232            0.400            +17.82
1/1/97--4/30/97                    12.61         13.20          --              0.050            + 5.09
                                                              ------           ------
                                                        Total $3.339     Total $0.916

                                                          Cumulative total return as of 4/30/97: +58.43%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1995                               10.71         12.22         1.309            0.439            +31.69
1996                               12.22         12.68         1.232            0.496            +18.79
1/1/97--4/30/97                    12.68         13.28          --              0.078            + 5.37
                                                              ------           ------
                                                        Total $3.339     Total $1.128

                                                          Cumulative total return as of 4/30/97: +61.74%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                               12 Month    3 Month
                                                              4/30/97    1/31/97     4/30/96   % Change    % Change
ML Strategic Dividend Fund Class A Shares*                    $13.28     $13.09      $12.80    +14.35%(1)   +1.45%
ML Strategic Dividend Fund Class B Shares*                     13.29      13.10       12.80    +14.42(1)    +1.45
ML Strategic Dividend Fund Class C Shares*                     13.20      13.01       12.73    +14.34(1)    +1.46
ML Strategic Dividend Fund Class D Shares*                     13.28      13.09       12.79    +14.44(1)    +1.45
Standard & Poor's 500 Index**                                 801.34     786.16      654.17    +22.50       +1.93
ML Strategic Dividend Fund Class A Shares--Total Return*                                       +19.12(2)    +2.14(3)
ML Strategic Dividend Fund Class B Shares--Total Return*                                       +17.93(4)    +1.86(5)
ML Strategic Dividend Fund Class C Shares--Total Return*                                       +17.91(6)    +1.86(7)
ML Strategic Dividend Fund Class D Shares--Total Return*                                       +18.92(8)    +2.07(9)
Standard & Poor's 500 Index--Total Return**                                                    +25.09       +2.38

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.232 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.532 per share ordinary income dividends and $1.232 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.086 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.395 per share ordinary income dividends and $1.232 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.051 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.399 per share ordinary income dividends and $1.232 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.050 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.500 per share ordinary income dividends and $1.232 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.078 per share ordinary income dividends.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +15.92%        + 9.83%
Five Years Ended 3/31/97                  +14.06         +12.83
Inception (11/29/88) through 3/31/97      +12.19         +11.47

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +14.78%        +10.78%
Five Years Ended 3/31/97                  +12.90         +12.90
Inception (11/25/87) through 3/31/97      +11.15         +11.15

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +14.78%        +13.78%
Inception (10/21/94) through 3/31/97      +19.30         +19.30

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +15.73%        + 9.66%
Inception (10/21/94) through 3/31/97      +20.30         +17.67

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                      Shares                                                                        Percent of
EUROPE       Industries                Held            Common Stocks                        Cost            Value   Net Assets
Netherlands  Oil--International       16,800  Royal Dutch Petroleum PLC
                                              (NY Registered Shares)                   $    982,387     $  3,028,200    1.7%

                                              Total Investments in the
                                              Netherlands                                   982,387        3,028,200    1.7

Spain        Oil & Gas Producers      50,000  Repsol S.A. (ADR)*                          1,597,265        2,093,750    1.1

                                              Total Investments in Spain                  1,597,265        2,093,750    1.1

United       Oil--International       19,168  British Petroleum Co. PLC (ADR)*            1,696,341        2,637,996    1.5
Kingdom

                                              Total Investments in the United
                                              Kingdom                                     1,696,341        2,637,996    1.5

                                              Total Investments in Europe                 4,275,993        7,759,946    4.3

NORTH
AMERICA

United       Aerospace & Defense      40,000  Northrop Grumman Corp.                      1,435,901        3,340,000    1.9
States                                28,000  Rockwell International Corp.                1,565,072        1,862,000    1.0
                                      60,000  TRW Inc.                                    1,663,737        3,127,500    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,664,710        8,329,500    4.7

             Automobiles              85,000  Ford Motor Company                          2,416,975        2,953,750    1.7
                                      50,000  General Motors Corp.                        2,421,750        2,893,750    1.6
                                                                                       ------------     ------------  ------
                                                                                          4,838,725        5,847,500    3.3

             Automotive Equipment     72,000  Arvin Industries, Inc.                      1,656,934        1,872,000    1.0
                                      60,000  Dana Corp.                                  1,649,850        1,912,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        3,784,500    2.1

             Banks                    20,000  Bankers Trust New York Corp.                1,418,062        1,627,500    0.9
                                      40,000  Barnett Banks, Inc.                         1,002,350        1,955,000    1.1
                                      74,000  CoreStates Financial Corp.                  2,584,814        3,746,250    2.1
                                      46,000  First Commerce Corp.                        1,587,910        1,863,000    1.0
                                      23,000  Mellon Bank Corp.                             990,205        1,911,875    1.1
                                      23,000  Mercantile Bancorp.                         1,002,055        1,334,000    0.7
                                      10,000  Morgan (J.P.) & Co., Inc.                     897,556        1,018,750    0.6
                                                                                       ------------     ------------  ------
                                                                                          9,482,952       13,456,375    7.5

             Chemicals                23,000  The Dow Chemical Co.                        1,369,880        1,952,125    1.1
                                      30,700  du Pont (E.I.) de Nemours & Co.             2,060,442        3,258,038    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,430,322        5,210,163    2.9

             Cosmetics &              34,000  Avon Products, Inc.                         1,009,895        2,095,250    1.2
             Household                32,000  The Clorox Co.                              1,908,257        4,076,000    2.3
             Products                                                                  ------------     ------------  ------
                                                                                          2,918,152        6,171,250    3.5


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
NORTH
AMERICA                               Shares                                                                        Percent of
(concluded)  Industries                Held            Common Stocks                        Cost            Value   Net Assets
United       Drugs                    40,000  American Home Products Corp.             $  2,125,575     $  2,650,000    1.5%
States                                80,000  Bristol-Myers Squibb Co.                    1,826,550        5,240,000    2.9
(concluded)                           35,000  Lilly (Eli) & Co.                             951,993        3,075,625    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,904,118       10,965,625    6.1

             Electrical               38,600  General Electric Co.                        1,864,814        4,279,775    2.4
             Equipment

             Engineering &            37,000  Foster Wheeler Corp.                        1,380,470        1,429,125    0.8
             Construction

             Financial Services       35,000  Beneficial Corp.                            1,352,468        2,240,000    1.2
                                      30,000  PaineWebber Group Inc.                        713,100        1,020,000    0.6
                                                                                       ------------     ------------  ------
                                                                                          2,065,568        3,260,000    1.8

             Insurance                95,000  American General Corp.                      1,961,793        4,144,375    2.3
                                      30,000  Lincoln National Corp.                      1,275,150        1,680,000    0.9
                                     110,000  Ohio Casualty Corp.                         3,512,187        4,262,500    2.4
                                                                                       ------------     ------------  ------
                                                                                          6,749,130       10,086,875    5.6

             Machinery                70,800  The Manitowoc Company, Inc.                 1,306,732        2,867,400    1.6

             Metals                   55,000  Carpenter Technology Corp.                  1,747,599        2,234,375    1.3

             Miscellaneous            28,000  Minnesota Mining & Manufacturing Co.        1,608,098        2,436,000    1.4
             Technology

             Oil--Domestic            14,000  Atlantic Richfield Co.                      1,584,596        1,905,750    1.1
                                      15,000  KN Energy, Inc.                               607,105          558,750    0.3
                                      50,000  Occidental Petroleum Corp.                  1,318,625        1,106,250    0.6
                                      62,000  Phillips Petroleum Co.                      2,146,570        2,441,250    1.4
                                      50,000  Ultramar Corp.                              1,578,500        1,606,250    0.9
                                                                                       ------------     ------------  ------
                                                                                          7,235,396        7,618,250    4.3

             Oil--International       80,000  Exxon Corp.                                 2,379,692        4,530,000    2.5
                                      20,000  Mobil Corp.                                   915,150        2,600,000    1.5
                                      30,000  Texaco Inc.                                 1,407,728        3,165,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,702,570       10,295,000    5.8

             Paper & Forest           60,000  Weyerhaeuser Co.                            2,666,100        2,745,000    1.5
             Products

             Photography              40,000  Eastman Kodak Co.                           1,624,689        3,340,000    1.9

             Real Estate              40,000  Avalon Properties, Inc.                       840,138        1,055,000    0.6
             Investment Trusts        35,000  Essex Property Trust, Inc.                    867,275        1,023,750    0.6
                                      60,000  Patriot American Hospitality Inc.             716,256        1,290,000    0.7
                                                                                       ------------     ------------  ------
                                                                                          2,423,669        3,368,750    1.9

             Retail                   29,000  May Department Stores Co.                   1,140,994        1,341,250    0.8
                                      50,000  Penney (J.C.) Company Inc.                  2,315,950        2,387,500    1.3
                                                                                       ------------     ------------  ------
                                                                                          3,456,944        3,728,750    2.1

             Utilities--Electric      85,000  American Electric Power Co., Inc.           2,682,600        3,442,500    1.9
                                     106,000  Boston Edison Company                       2,656,360        2,703,000    1.5
                                     126,000  Consolidated Edison Co. of New
                                              York, Inc.                                  3,559,500        3,496,500    2.0
                                     105,000  Edison International, Inc.                  1,759,425        2,205,000    1.2
                                     100,000  Houston Industries Inc.                     1,934,250        2,000,000    1.1
                                      50,000  Long Island Lighting Co.                    1,120,500        1,143,750    0.6
                                      60,000  Northern States Power Co.                   2,613,600        2,730,000    1.5
                                      66,000  Public Service Co. of Colorado              2,137,905        2,557,500    1.5
                                     100,000  Wisconsin Energy Corp.                      2,593,500        2,500,000    1.4
                                                                                       ------------     ------------  ------
                                                                                         21,057,640       22,778,250   12.7

             Utilities--Gas &        149,000  AGL Resources, Inc.                         2,790,407        2,868,250    1.6
             Gas Pipeline             40,000  Consolidated Natural Gas Co.                1,805,775        2,015,000    1.1
                                      50,000  Sonat Inc.                                    882,073        2,856,250    1.6
                                                                                       ------------     ------------  ------
                                                                                          5,478,255        7,739,500    4.3

             Utilities--              22,000  AT&T Corp.                                    829,342          737,000    0.4
             Telecommunications       69,000  GTE Corp.                                   2,455,578        3,165,375    1.8
                                      60,000  NYNEX Corp.                                 2,299,200        3,105,000    1.7
                                      90,000  Southern New England
                                              Telecommunications Corp.                    3,095,355        3,285,000    1.8
                                      55,000  U S West Communications Group, Inc.         1,852,675        1,931,875    1.1
                                                                                       ------------     ------------  ------
                                                                                         10,532,150       12,224,250    6.8

             Utilities--Water         76,000  American Water Works Co., Inc.              1,429,750        1,615,000    0.9

                                              Total Investments in North America        110,875,337      155,811,213   87.2

                                              Total Common Stocks                       115,151,330      163,571,159   91.5


                                     Face
                                    Amount         Short-Term Securities

             Repurchase           $7,502,000  HSBC Securities, Inc., purchased
             Agreements**                     on 4/30/1997 to yield 5.37% to
                                              5/01/1997                                   7,502,000        7,502,000    4.2

             US Government         2,000,000  Federal Home Loan Bank, 5.45% due
             Agency                           5/06/1997                                   1,998,183        1,998,183    1.1
             Obligations***                   Federal National Mortgage
                                              Association:
                                   4,000,000    5.43% due 5/06/1997                       3,996,380        3,996,380    2.3
                                   2,000,000    5.39% due 5/12/1997                       1,996,407        1,996,407    1.1
                                                                                       ------------     ------------  ------
                                                                                          7,990,970        7,990,970    4.5

                                              Total Short-Term Securities                15,492,970       15,492,970    8.7

             Total Investments                                                         $130,644,300      179,064,129  100.2
                                                                                       ============
             Liabilities in Excess of Other Assets                                                          (275,329)  (0.2)
                                                                                                        ------------  ------
             Net Assets                                                                                 $178,788,800  100.0%
                                                                                                        ============  ======
             Net Asset Value:     Class A--Based on net assets of $24,497,992 and
                                           1,844,148 shares outstanding                                 $      13.28
                                                                                                        ============
                                  Class B--Based on net assets of $95,439,043 and
                                           7,178,841 shares outstanding                                 $      13.29
                                                                                                        ============
                                  Class C--Based on net assets of $2,741,984 and
                                           207,649 shares outstanding                                   $      13.20
                                                                                                        ============
                                  Class D--Based on net assets of $56,109,781 and
                                           4,224,563 shares outstanding                                 $      13.28
                                                                                                        ============

            *American Depositary Receipts (ADR).
           **Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
          ***US Government Agency Obligations are traded on a discount basis;
             the interest rate shown is the discount rate paid at the time of purchase by the Fund.



PORTFOLIO INFORMATION


As of April 30, 1997


                                                       Percent of
Ten Largest Common Stock Holdings                      Net Assets

Bristol-Myers Squibb Co.                                  2.9%
Exxon Corp.                                               2.5
General Electric Co.                                      2.4
Ohio Casualty Corp.                                       2.4
American General Corp.                                    2.3
The Clorox Co.                                            2.3
CoreStates Financial Corp.                                2.1
Consolidated Edison Co. of New York, Inc.                 2.0
American Electric Power Co., Inc.                         1.9
Eastman Kodak Co.                                         1.9

PORTFOLIO CHANGES


For the Quarter Ended April 30, 1997


Addition

KN Energy, Inc.


Deletions

Great Western Financial Corporation
IPALCO Enterprises, Inc.
Sprint Corp.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863